Exhibit (d)(4)

                       DISSENTERS DEMAND FOR PAYMENT FORM
                           PURSUANT TO SECTION 762 OF
                     THE MICHIGAN BUSINESS CORPORATION ACT

     NOTE: DO NOT SUBMIT THIS FORM IF YOU DESIRE TO ACCEPT THE $27.54 PER SHARE CASH MERGER CONSIDERATION. THIS FORM IS TO BE COMPLETED AND RETURNED ONLY IF YOU DESIRE TO EXERCISE DISSENTERS RIGHTS AND PURSUE THE APPRAISAL PROCEEDINGS REQUIRED IN CONNECTION THEREWITH.

     Pursuant to the dissenters rights granted by the Company to its shareholders under Section 762 (the 'Dissenters Rights Section') of the Michigan Business Corporation Act, the undersigned, in connection with the statutory short form merger of CID Transaction Co., a Michigan corporation ('Merging Company') that is a wholly-owned subsidiary of Comcast Cablevision of Taylor, Inc., a Michigan corporation ('Parent'), with and into Cablevision Investment of Detroit, Inc., a Michigan corporation (the 'Company'), does hereby certify as follows:

          1. The undersigned has received a copy of the Rule 13e-3 Transaction Statement (the 'Transaction Statement') dated ________, 1996, distributed by Merging Company and Parent, together with all Annexes referred to therein including, without limitation, the Letter of Transmittal and text of the Dissenters Rights Section.

          2. The undersigned is the (CHECK ONE) / / record holder / / beneficial owner of the number of shares of the Common Stock, par value $.01, of the Company ('Shares') set forth in the lettered paragraphs below. The undersigned certifies that he or she acquired beneficial ownership of the shares before _________, 1996, which is the date of the first announcement to the news media of the proposed merger.

          3. If a record holder, the undersigned hereby asserts dissenters rights and demands payment, pursuant to the Dissenters Rights Section, on behalf of (CHECK ONE) / / itself and/or / / the beneficial owner(s) whose name(s) and address(es) is (are) listed below, with respect to all Shares owned by the undersigned as set forth in paragraph A below and/or held on behalf of such beneficial owner(s) as set forth in paragraph B below. If the undersigned is asserting dissenters rights on behalf of a beneficial owner, the undersigned has received a representation from the beneficial owner that such owner owns the total number of Shares set forth with respect to such holder in paragraph B below.

          4. If a beneficial owner, the undersigned hereby asserts dissenters rights and demands payment, pursuant to the Dissenters Rights Section, with respect to all Shares owned by the undersigned whether held as record owner or as beneficial owner, including, without limitation, those held on the undersigned's behalf by the record holder specified in paragraph C below.
     NOTE: A BENEFICIAL OWNER WHO ASSERTS DISSENTERS RIGHTS ON HIS OR HER OWN BEHALF MUST OBTAIN THE WRITTEN CONSENT OF THE RECORD HOLDER OF HIS OR HER SHARES TO DO SO, a form of which is attached hereto as Exhibit A.

     A. To be completed by record holders asserting dissenters rights on behalf of themselves:

____________________________________  __________________________________   __________________________________
Exact name and address of beneficial  Date(s) Shares were acquired         Number of Shares held of record and
owner (including zip code)                                                 beneficially owned by record holder

____________________________________  __________________________________
Taxpayer Identification or Social     Telephone number, including area
Security number                       code

     B. To be completed by record holders asserting dissenters rights on behalf of beneficial owners:

____________________________________                                        __________________________________
Exact name and address of record                                            Taxpayer Identification or Social
holder (including zip code)                                                 Security number

____________________________________  __________________________________    __________________________________
Exact name and address (including     Date(s) beneficial ownership was      Number of Shares held by record
zip code) of beneficial owner on      acquired                              holder on behalf of beneficial owner
whose behalf record holder is
asserting dissenters rights

____________________________________  __________________________________    __________________________________
Taxpayer Identification or Social     Telephone number, including area
Security number                       code

NOTE: A RECORD HOLDER WHO IS ASSERTING DISSENTERS RIGHTS ON BEHALF OF MORE THAN ONE BENEFICIAL OWNER MUST COMPLETE PARAGRAPH B ON A SEPARATE SHEET FOR EACH SUCH BENEFICIAL OWNER.

     C. To be completed by beneficial owners exercising dissenters rights on behalf of themselves:

____________________________________  __________________________________     __________________________________
Exact name and address of beneficial   Date(s) beneficial ownership was      Total number of Shares owned,
owner (including zip code)             acquired                              beneficially or otherwise, by the
                                                                             beneficial owner

____________________________________  __________________________________
Taxpayer Identification or Social     Telephone number, including area
Security number                       code

____________________________________                                         __________________________________
Exact name and address of record                                             Number of Shares owned by beneficial
holder of Shares owned by beneficial                                         owner and held by record holder
owner

____________________________________  __________________________________
Taxpayer Identification or Social     Telephone number, including area
Security number                       code

NOTE: A BENEFICIAL OWNER WHO DESIRES TO EXERCISE DISSENTERS RIGHTS MUST COMPLETE PARAGRAPH C ON A SEPARATE SHEET FOR EACH RECORD HOLDER INCLUDING SUCH BENEFICIAL OWNER, IF APPLICABLE.

     SHAREHOLDERS OF RECORD AND BENEFICIAL OWNERS WHO DESIRE TO EXERCISE THEIR DISSENTERS RIGHTS MUST DEMAND PAYMENT FOR THEIR SHARES BY COMPLETING THE LETTER OF TRANSMITTAL AND THIS DISSENTERS DEMAND FOR PAYMENT FORM AND RETURNING SUCH FORMS AS INSTRUCTED IN THE LETTER OF TRANSMITTAL AND THE TRANSACTION STATEMENT, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, CERTIFICATES REPRESENTING ALL SHARES OWNED OR HELD (AS DESCRIBED ABOVE) AND ANY OTHER REQUIRED DOCUMENTS, SO THAT SUCH DOCUMENTS AND CERTIFICATES ARE RECEIVED BY THE PAYING AGENT BY _____, 1996 (THE 'DEMAND DATE').

     FOR DISSENTERS RIGHTS TO BE PERFECTED, THE PAYING AGENT MUST HAVE RECEIVED THE COMPLETED DISSENTERS DEMAND FOR PAYMENT FORM, LETTER OF TRANSMITTAL AND THE CERTIFICATES REPRESENTING SHARES, AND ANY OTHER REQUIRED DOCUMENTS, BY THE DEMAND DATE. A SHAREHOLDER WHO ELECTS TO EXERCISE DISSENTERS RIGHTS SHOULD MAIL THE COMPLETED LETTER OF TRANSMITTAL, DISSENTERS DEMAND FOR PAYMENT FORM, THE CERTIFICATES REPRESENTING THE SHARES AND ANY OTHER REQUIRED DOCUMENTS TO THE ADDRESS AND PURSUANT TO THE INSTRUCTIONS CONTAINED IN THE LETTER OF TRANSMITTAL.

                                   SIGN HERE

     IN WITNESS WHEREOF, the undersigned has executed this Dissenters Demand for Payment Form on the date set forth below.

______________________________________________________
Signature of Record Holder/Beneficial Owner

Dated:                                          , 1996

Name(s):______________________________________________
                     (Please Print)

Capacity (full title):________________________________

Address:______________________________________________

______________________________________________________
                       (zip code)

Area Code and Tel. No.:_______________________________

                                   EXHIBIT A
 CONSENT BY RECORD HOLDER TO ASSERTION OF DISSENTERS RIGHTS BY BENEFICIAL OWNER

     The undersigned is the record holder for the benefit of the below-named beneficial owner (the 'Beneficial Owner') of the number of shares ('Shares') of Common Stock, par value $.01, of Cablevision Investment of Detroit, Inc., a Michigan corporation (the 'Company') set forth opposite the signature of the undersigned. In connection with the merger of CID Transaction Co., a Michigan corporation, with and into the Company, the undersigned does hereby consent to the assertion by the Beneficial Owner of dissenters rights under the Michigan Business Corporation Act.

     IN WITNESS WHEREOF, the undersigned record holder has executed this Consent on the date set forth below.

____________________________________  ___________________________________________________________________________
Number of Shares held by record       Signature of Record Holder
holder on behalf of beneficial owner

                                      ___________________________________________________________________________
                                      Taxpayer Identification or Social Security Number

                                      Date: ______________________, 1996

                                      Exact name(s) of beneficial owner(s):

                                      ___________________________________________________________________________
                                      (Please Print)

                                      Capacity (full title):_____________________________________________________

                                      Address:___________________________________________________________________
                                                                                                       (zip code)

                                      Area Code and Tel. No.:____________________________________________________

NOTE: A RECORD HOLDER WHO DESIRES TO CONSENT TO THE ASSERTION OF DISSENTERS RIGHTS BY MORE THAN ONE BENEFICIAL OWNER MUST PROVIDE A SEPARATE EXHIBIT A FOR EACH SUCH BENEFICIAL OWNER.